UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

Allbirds, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Washington St.

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

(628) 225-4848

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on March 29, 2026, Allbirds, Inc., a Delaware public benefit corporation (the “Company” or the “Seller”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Allbirds IP LLC, a Delaware limited liability company affiliated with American Exchange Group (the “Purchaser” and the transactions contemplated by the Asset Purchase Agreement, the “Asset Sale”). In furtherance of the Asset Sale, the Company will prepare and file a proxy statement (“Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) and, subject to certain exceptions, will include the Board’s recommendation that the Asset Purchase Agreement and the Asset Sale be approved by the Company’s stockholders (the “Board Recommendation”) at a special meeting of the Company’s stockholders (the “Special Meeting”).

On April 8, 2026, in furtherance of the approval by the Company’s stockholders of the Asset Sale and other matters to be presented at the Special Meeting, the Company has entered into Support Agreements with stockholders holding aggregate voting power of approximately 71% (as of February 28, 2026), including entities affiliated with Maveron, a holder of greater than 5% of our Class B common stock, Joey Zwillinger, Tim Brown, and Dick Boyce, each of whom are also members of our Board (or in the case of Maveron, entitled to nominate a member of our Board). Pursuant to such Support Agreements, the subject parties have agreed to vote all of the shares of common stock owned by such individuals and entities as recommended by the Board for each of the proposals to be included in the Proxy Statement, including a proposal to approve the Asset Sale and matters related thereto.

The foregoing description of the Support Agreements is not complete and is qualified in its entirety by reference to the full text of the form of such agreement, a copy of will be filed with the Proxy Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, as the term is defined under federal securities laws, that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts, including statements regarding or implying the Company’s expectations and intentions regarding the completion or effects of the Asset Sale, its intention to file the Proxy Statement for the Special Meeting to approve the Asset Sale, including the recommendation of the Board that the Asset Purchase Agreement be adopted by the Company’s stockholders, and other statements that do not relate solely to historical or current facts are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “designed,” “objective,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which could cause actual results or facts to differ materially from those statements expressed or implied in the forward-looking statements, including, but not limited to: the ability of the parties to consummate the Asset Sale, satisfaction of closing conditions precedent to the consummation of the Asset Sale, potential delays in consummating the Asset Sale, the ability of the Company to timely prepare and file the Proxy Statement for the Special Meeting, the potential that the Company’s stockholders do not approve the Asset Sale, the execution costs to the Company of the Asset Sale, and the impact of these costs and other liabilities on the Company’s cash, property and other assets. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results or performance to differ materially from those contained in any forward-looking statements we may make.

A further discussion of these and other factors that could cause our actual outcomes and results to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in the filings we make with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, and other reports we may file with the SEC from time to time. The forward-looking statements contained in this Current Report on Form 8-K relate only to events as of the date stated or, if no date is stated, as of the date of this Current Report on Form 8-K. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law.

Additional Information and Where to Find It

The Company intends to file the Proxy Statement, including any amendments or supplements thereto, with the SEC with respect to the Special Meeting. Promptly after filing the definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the proposals set forth therein. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC IN CONNECTION WITH THE ASSET SALE, INCLUDING ANY DOCUMENT INCORPORATED BY REFERENCE THEREIN, CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE ASSET PURCHASE AGREEMENT, THE ASSET SALE, AND RELATED MATTERS. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Proxy Statement, if and when filed, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Asset Sale at the SEC’s website at www.sec.gov and on the investor relations section of our website at ir.allbirds.com. The Company’s website address is provided as an inactive textual reference only. The information provided on, or accessible through, the Company’s website is not part of this Current Report on Form 8-K, and therefore is not incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed “participants” in any solicitation of proxies from the Company’s stockholders with respect to the Asset Sale and the Dissolution. Information regarding the identity of the Company’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which will be filed with the SEC on March 30, 2026. Information regarding subsequent changes to the holdings of the Company’s securities by the Company’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available through the SEC’s website at www.sec.gov. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement if, and when, it is filed with the SEC. The proxy statement, if and when filed, as well as the Company’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and on the investor relations section of our website at ir.allbirds.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.

Dated: April 14, 2026

	By:	/s/ Joe Vernachio
Joe Vernachio
Chief Executive Officer